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                                  SCHEDULE 13E-3
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  2O549
                        Rule 13e-3 Transaction Statement
                        (Pursuant to Section 13(e) of the
                        Securities Exchange Act of 1934)
                                BIG O TIRES, INC.
                   ------------------------------------------
                              (Name of the Issuer)
                               BOTI Holdings, Inc.
                             BOTI Acquisition Corp.
                                Big O Tires, Inc.
                   ------------------------------------------
                      (Name of Person(s) Filing Statement)
                     Common Stock, par value $.10 per share
                         (Title of Class of Securities)
                                    089324206
                         ------------------------------
                      (CUSIP Number of Class of Securities)
                             Richard M. Russo, Esq.
                             GIBSON, DUNN & CRUTCHER
                       1801 California Street, Suite 4100
                             Denver, Colorado  80202
                                 (303) 298-5700
                   ------------------------------------------

            (Name, Address and Telephone Number of Person Authorized
               to Receive Notices and Communications on Behalf of
                           Person(s) Filing Statement)

          This statement is filed in connection with (check the appropriate box):

          a. [x] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

          b. [ ] The filing of a registration statement under the Securities Act of 1933.

          c.   [  ]  A tender offer.

          d.   [  ]  None of the above.

          Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X].
                            Calculation of Filing Fee
                -------------------------------------------------
                  Transaction valuation   Amount of Filing Fee*
                   $56,699,686.00                  $11,339.94
                -------------------------------------------------

          * The filing fee is calculated as 1/50 of 1% of the transaction value of $56,699,686.00 (based on the purchase of 3,317,840 shares of common stock for a total price of $54,744,360 and the cancellation of 216,308 options at a total price of $1,955,326).

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid  . . . . . . . . . . . . .  $11,339.94
Form or Registration No.: . . . . . . . . . . . .  Schedule 14A
Filing Party: . . . . . . . . . . . . . . . . . .  Big O Tires, Inc.
Date Filed: . . . . . . . . . . . . . . . . . . .  November 20, 1995

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                                  INTRODUCTION

           This Rule 13e-3 Transaction Statement (the "Statement") relates to a Proxy Statement (the "Proxy Statement") of Big O Tires, Inc., a Nevada corporation (the "Company") and the issuer of the class of equity securities to which this Statement relates, concerning the proposed merger (the "Merger") of BOTI Acquisition Corp., a Nevada corporation (the "Purchaser") and a wholly owned subsidiary of BOTI Holdings, Inc., a Nevada corporation (the "Parent"), with and into the Company, pursuant to which each outstanding share of Common Stock, par value $0.10 per share (the "Common Stock"), of the Company, except certain excluded shares, will be canceled and converted into the right to receive $16.50 in cash, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of July 24, 1995, as amended, among the Parent, the Purchaser and the Company (the "Merger Agreement") (a copy of which is filed as Appendix A to the Proxy Statement which is attached hereto as Exhibit (d)(1)).

           The information contained or incorporated herein with respect to the Parent, the Purchaser and plans for the Company after the consummation of the Merger has been provided by the Parent. All other information contained or incorporated herein has been provided by the Company.

           The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location, in the Proxy Statement filed by the Company with the Securities and Exchange Commission on the date hereof, of the information required to be included in response to the items of this Statement. With respect to the information required to be included in response to Item 14 of this Statement, the cross-reference sheet indicates the location of such information in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report") or the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995 (the "Quarterly Report"). Copies of the Annual Report and the Quarterly Report will be furnished to stockholders with the Proxy Statement. The information in the Proxy Statement, the Annual Report, and the Quarterly Report which are attached hereto as Exhibits (d)(1), (d)(2) and (d)(3), respectively, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item of this Statement are qualified in their entirety by the provisions of the Proxy Statement, the Annual Report and the Quarterly Report.

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                              CROSS REFERENCE SHEET


Item in
Schedule 13E-3

Location in Proxy Statement

Item 1(a)                 Cover Page, "Summary -- the Parties"

Item 1(b) "Introduction," "Summary -- The Date and Place of the Special Meeting" and "The Special Meeting -- Record Date and Voting"

Item 1(c)-(d) "Summary -- Price Range of Common Stock and Dividend History" and "Price Range of Company Common Stock and Dividend History"

Item 1(e)-(f) "Recent Transactions by the Company in the Common Stock" and "Information Pertaining to the Parent, the Purchaser and Related Persons"

Item 2(a)-(d) and (g)     "Summary -- The Parties," "The Merger Agreement --
                          Parties to the Merger Agreement," "Directors and
                          Executive Officers of the Company" and "Information
                          Pertaining to the Parent, the Purchaser and Related
                          Persons"

Item 2(e)-(f)             Inapplicable

Item 3(a)-(b) "Information Pertaining to the Parent, The Purchaser and Related Persons -- Certain Past Contacts, Transactions or Negotiations with Company" and "Special Factors -- Background and Negotiations Regarding the Merger"

Item 4(a) "Summary -- The Merger," "The Merger Agreement" and "Special Factors -- Background and Negotiations Regarding the Merger"

Item 4(b) "Information Pertaining to the Parent, the Purchaser and Related Persons -- General"

Item 5(a)-(e) "Summary -- Plans for the Company After the Merger" and "Special Factors -- Plans for the Company After the Merger"

Item 5(f)-(g)             "Special Factors -- Plans for the Company After the
                          Merger"

Item 6(a)-(c) "Special Factors -- Financing of the Merger," "Special Factors -- Expenses of the Merger" and "Information Pertaining to the Parent, the Purchaser and Related Persons -- General"

Item 6(d)                 Inapplicable

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Item 7(a)-(d)             "Special Factors -- The Parent's Purposes and Reasons
                          for the Merger," "Special Factors -- Recommendation of the Board of Directors; the Company's Purpose and Reasons for and Belief as to the Fairness of the Merger," "Special Factors -- Plans for the Company After the Merger" and "Special Factors -- Federal Income Tax Consequences"


Item 8(a)-(f) "The Special Meeting -- Vote Required to Approve the Merger," "Summary -- Recommendations for the Merger," "Special Factors -- Recommendation of the Board of Directors; the Company's Purpose and Reasons for and Belief as to the Fairness of the Merger" and "Special Factors -- Opinion of Financial Advisor" and "Special Factors -- The Parent's Purposes and Reasons for the Merger"

Item 9(a)-(c) "Summary -- Opinion of Financial Advisor," "Special Factors -- Opinion of Financial Advisor"

Item 10(a) "Principal Stockholders of the Company," "Security Ownership of the Company's Management" and "Information Pertaining to the Parent, the Purchaser and Related Persons -- General; -- Security Ownership of Management of BOTDA in Company"
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Item 10(b)                "Information Pertaining to the Parent, the Purchaser
                          and Related Persons -- General"

Item 11 "Information Pertaining to the Parent, the Purchaser and Related Persons -- General"

Item 12(a)-(b) "Introduction," "Summary -- Recommendations for the Merger; -- Interests of Certain Persons in the Merger" and "Special Factors -- Recommendation of the Board of Directors; the Company's Purpose and Reasons for Belief as to the Fairness of the Merger"Item 13(a)

Item 13(a) "Summary -- No Appraisal or Dissenter's Rights" and "The Special Meeting -- Absence of Appraisal Rights and Right to Dissent"

Item 13(b)-(c)            Inapplicable

Item 14(a)(1)             "Part I, Item 1 - Financial Statements" of The
                          Quarterly Report

Item 14(a)(2) "Item 8 - Financial Statements and Supplementary Data" of The Annual Report

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Item 14(a)(3)             "Selected Consolidated Financial Data of the Company"

Item 14(a)(4)             "Selected Consolidated Financial Data of the Company"

Item 14(b)                Inapplicable

Item 15(a)-(b)            "The Special Meeting -- Proxy Solicitation"

Item 16 Proxy Statement, Annual Report on Form 10-K and Quarterly Report on Form 10-Q

Item 17                   Included herewith

Item 1.    ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

                (a)  The name and principal executive office of the issuer are:
Big O Tires, Inc., 11755 East Peakview Avenue, Suite A, Englewood, Colorado
80111.

                (b)  The information set forth under the headings
"Introduction," "Summary -- The Date and Place of the Special Meeting" and "The Special Meeting -- Record Date and Voting" in Exhibit (d)(1) hereto is incorporated herein by reference.

                (c)-(d) The information set forth under the headings "Summary -- Price Range of Company Common Stock and Dividend History" and "Price Range of Company Common Stock and Dividend History" in Exhibit (d)(1) hereto is incorporated herein by reference.

                (e)-(f) The information set forth under the headings "Recent Transactions by the Company in the Common Stock" and "Information Pertaining to the Parent, the Purchaser and Related Persons" in Exhibit (d)(1) hereto is incorporated herein by reference.

ITEM 2.    IDENTITY AND BACKGROUND.

                This statement is being filed by (i) Big O Tires, Inc., the issuer of the Common Stock, (ii) BOTI Holdings, Inc., a Nevada corporation, and
(iii) BOTI Acquisition Corp., a Nevada corporation (collectively, the "Filing Persons").

                (a)-(d) The information set forth under the headings "Summary -- The Parties," "The Merger Agreement -- Parties to the Merger Agreement," "Directors and Executive Officers of the Company" and "Information Pertaining to the Parent, the Purchaser and Related Persons" in Exhibit (d)(1) hereto is incorporated herein by reference.

                (e)-(f) None of the Filing Persons and no executive officer or director of any of the Filing Persons was, during the past 5 years, convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been the subject of a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

                (g) All of the directors and officers of each of the Filing Persons are citizens of the United States except for Horst K. Mehlfeldt who is a citizen of the Federal Republic of Germany.

ITEM 3.    PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

                (a)-(b) The information set forth under the headings "Information Pertaining to the Parent, the Purchaser and Related Persons -- Certain Past Contacts, Transactions or Negotiations with Company" and "Special Factors -- Background and Negotiations Regarding the Merger" in Exhibit (d)(1) hereto is incorporated herein by reference.

ITEM 4.    TERMS OF THE TRANSACTION.

                (a) The information set forth under the headings "Summary -- The Merger," "The Merger Agreement" and "Special Factors -- Background and Negotiations Regarding the Merger" in Exhibit (d)(1) hereto is incorporated herein by reference.

                (b) The information set forth under the heading "Information Pertaining to the Parent, the Purchaser and Related Persons -- General" in Exhibit (d)(1) hereto is incorporated by reference.

ITEM 5.    PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

                (a)-(e) The information set forth under the headings "Summary -
- Plans for the Company after the Merger" and "Special Factors -- Plans for the Company After the Merger" in Exhibit (d)(1) hereto is incorporated herein by reference.

                (f)-(g) The information set forth under the heading "Special Factors -- Plans for the Company after the Merger" in Exhibit (d)(1) hereto is incorporated by reference.

ITEM 6.    SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION.

                (a)-(d) The information set forth under the headings "Special Factors -- Financing of the Merger," "Special Factors -- Expenses of the Merger" and "Information Pertaining to the Parent, the Purchaser and Related Persons --
 General" in Exhibit (d)(1) hereto is incorporated herein by reference.

ITEM 7.    PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

                (a)-(d) The information set forth under the headings "Special Factors -- The Parent's Purposes and Reasons for the Merger," "Special Factors -
- Recommendation of the Board of Directors; the Company's Purpose and Reasons for and Belief as to the Fairness of the Merger," "Special Factors -- Plans for the Company After the Merger" and "Special Factors -- Federal Income Tax Consequences" in Exhibit (d)(1) hereto is incorporated herein by reference.

ITEM 8.    FAIRNESS OF THE TRANSACTION.

                (a)-(f) The information set forth under the headings "The Special Meeting -- Vote Required to Approve the Merger," "Summary -- Recommendations for the Merger," "Special Factors -- Recommendation of the Board of Directors; the Company's Purpose and Reasons for and Belief as to the Fairness of the Merger," "Special Factors -- Opinion of Financial Advisor" and "Special Factors -- The Parent's Purposes and Reasons for the Merger" in
Exhibit (d)(1) hereto is incorporated herein by reference.

ITEM 9.    REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

                (a)-(c) The information set forth under the headings "Summary -- Opinion of Financial Advisor," "Special Factors -- Opinion of Financial Advisor" in Exhibit (d)(1) hereto is incorporated herein by reference.

ITEM 10.   INTEREST IN SECURITIES OF THE ISSUER.

                (a) The information set forth under the headings "Principal Stockholders of the Company," "Security Ownership of the Company's Management" and "Information Pertaining to the Parent, the Purchaser and Related Persons -- General; -- Security Ownership of Management of BOTDA in Company" in Exhibit
(d)(1) hereto is incorporated herein by reference.

                (b) The information set forth under the heading "Information Pertaining to the Parent, the Purchaser and Related Persons -- General" in Exhibit (d)(1) is incorporated by this reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

                The information set forth under the heading "Information Pertaining to the Parent, the Purchaser and Related Persons -- General" in Exhibit (d)(1) is incorporated by this reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

                (a)-(b) The information set forth under the headings "Introduction," "Summary -- Recommendations for the Merger; -- Interests of Certain Persons in the Merger" and "Special Factors -- Recommendation of the Board of Directors; the Company's Purpose and Reasons for Belief as to the Fairness of the Merger" in Exhibit (d)(1) hereto is incorporated herein by reference.

ITEM 13.   OTHER PROVISIONS OF THE TRANSACTION.

                (a) Appraisal rights are not provided. The information set forth under the headings "Summary -- No Appraisal or Dissenter's Rights" and "The Special Meeting -- Absence of Appraisal Rights and Right to Dissent" in Exhibit (d)(1) hereto is incorporated herein by reference.

                (b)  Not applicable.

                (c)  Not applicable.

ITEM 14.   FINANCIAL INFORMATION.

               (a)(l) The information set forth in "Part I, Item 1 - Financial Statements" of Exhibit (d)(3) hereto is incorporated herein by reference.

                (2) The information set forth in "Item 8 - Financial Statements and Supplemental Data" of Exhibit (d)(2) hereto is incorporated herein by reference.

                (3) The information set forth under the heading "Selected Consolidated Financial Data of the Company" in Exhibit (d)(1) hereto is incorporated herein by reference.

                (4) The information set forth under the heading "Selected Consolidated Financial Data of the Company" in Exhibit (d)(1) hereto is incorporated herein by reference.

                (b)  Inapplicable.

ITEM 15.   PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

                (a)-(b) The information set forth under the heading "The Special Meeting -- Proxy Solicitation" in Exhibit (d)(1) hereto is incorporated herein by reference.

ITEM 16.   ADDITIONAL INFORMATION.

                The information set forth in Exhibits (d)(1), (d)(2), and
(d)(3) is incorporated herein by reference.

ITEM 17.   MATERIAL TO BE FILED AS EXHIBITS.

           (a)(1) Commitment Letter from First National Bank of Chicago dated July 24, 1995, and accepted and agreed to on July 27, 1995, by John B. Adams, Treasurer of BOTI Acquisition Corp.

           (a)(2) Commitment Letter from BancBoston Capital Inc. dated August 31, 1995, and accepted and agreed to on September 1, 1995, by Steven P. Cloward as President of BOTI Holdings, Inc. and accepted and agreed to on September 8, 1995, by Wesley E. Stephenson as President of Big O Tire Dealers of America.

           (b)(1) Report of PaineWebber Incorporated regarding the fairness of the Merger Consideration dated
                          November 14, 1995, entitled Presentation to the Board of Directors.

           (b)(2) Report of PaineWebber Incorporated dated April 14, 1994, entitled Big O Tires, Inc. Rights Agreement Background Information.

           (b)(3) Report of PaineWebber Incorporated dated August 14, 1994, entitled Big O Tires, Inc. Shareholders' Rights Plan Supplemental Information.

           (b)(4) Report of PaineWebber Incorporated dated September 12, 1994, entitled Project Snow Review of Strategic Alternatives.

           (b)(5) Report of PaineWebber Incorporated dated September 12, 1994, entitled Project Snow Supplemental Information.

           (b)(6) PaineWebber Incorporated Fairness Opinion, attached as Appendix B to Exhibit (d)(1).

           (c)(1) Draft of Stock Purchase Agreement between Big O Dealers, L.P. and Balboa Investments.

           (c)(2) Draft Form of Stock Purchase Agreement prepared by Big O Dealers, L.P.

           (c)(3) Draft of Stock Subscription Agreement between Big O Dealers, L.P. and BOTI Holdings, Inc.

           (c)(4) Draft Form of Stock Subscription Agreement of BOTI Holdings, Inc. for Members of Management.

                                        8

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            (d)(1)         Letter to Stockholders, Notice of Special Meeting of
                          Stockholders, Proxy Statement and proxy card
                          (including exhibits).

           (d)(2) Annual Report on Form 10-K for the fiscal year ended December 31, 1994 of Big O Tires, Inc.

           (d)(3) Quarterly Report on Form 10-Q for the quarter ended September 30, 1995 of Big O Tires, Inc.

           (e)       Not applicable.

           (f)       Not applicable.

                                    SIGNATURE

                After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                    BIG O TIRES, INC.

November 17, 1995                   /s/ John E. Siipola
------------------------            --------------------------
(Date)                              John E. Siipola
                                    Member, Office of the Chief
                                    Executive

                                    SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                    BOTI HOLDINGS, INC.

November 17, 1995                   /s/ Steven P. Cloward
-------------------------           -----------------------------
(Date)                              Steven P. Cloward
                                    President

                                    SIGNATURE

                After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                    BOTI ACQUISITION CORP.

November 17, 1995                   /s/ Steven P. Cloward
-------------------------           -----------------------------
(Date)                              Steven P. Cloward
                                    President











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